AMENDMENT NO. 2

                          Dated as of October 26, 2005

                                       to

                        5-YEAR REVOLVING CREDIT AGREEMENT

                          Dated as of December 3, 2004

                  THIS AMENDMENT NO. 2 (this "Amendment") is made as of October 26, 2005 by and among Applebee's International, Inc. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and JPMorgan Chase Bank, N.A. ("JPMCB"), as Administrative Agent (the "Administrative Agent") under that certain 5-Year Revolving Credit Agreement dated as of December 3, 2004 by and among the Borrower, the Lenders, the Syndication Agents party thereto and the Administrative Agent (as amended, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrower has requested certain modifications be made to the Credit Agreement;

                  WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Effective as of October 26, 2005 (the "Effective Date"), but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Aggregate Commitment" set forth in forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

                           "Aggregate  Commitment"  means the  aggregate  of the
                  Commitments of all of the Lenders, as may be adjusted from time to time pursuant to the terms hereof. The Aggregate Commitment as of October 26, 2005 is $250,000,000.

                  (b) The definition of "Commitment Schedule" set forth in forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

                           "Commitment  Schedule" means the Schedule identifying
                  each Lender's Commitment as of October 26, 2005 attached hereto and identified as such.

                  (c) Clause (a) of the proviso in the first sentence of Section 2.6.3(i) of the Credit Agreement is amended to delete the reference therein to "$250,000,000" and substitute "$325,000,000" therefor.

                  (d) The Commitment Schedule to the Credit Agreement is deleted in its entirety and replaced with the "Commitment Schedule" attached hereto.

                  2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have (a) administered the reallocation of the Aggregate Outstanding Credit Exposure on the Effective Date ratably among the Lenders after giving effect to the increase of the Commitments of the Lenders pursuant to this Agreement and
(b) received (i) counterparts of this Amendment duly executed by the Borrower, each of the Lenders and the Administrative Agent; (ii) counterparts of the Consent and Reaffirmation attached hereto duly executed by each Guarantor; (iii) for the account of each Lender, an upfront fee in an amount equal to 0.075% of the amount of the incremental increase in such Lender's Commitment effected by this Amendment; (iv) payment and reimbursement of the Administrative Agent's and the Arranger's fees and reasonable out-of-pocket expenses (including reasonable legal fees and expenses) in connection with this Amendment; (v) an opinion letter of counsel to the Borrower relating to such corporate and other matters, and in such form, as the Administrative Agent may reasonably request; (vi) a copy, certified by the Secretary or Assistant Secretary of the Borrower, of the resolutions of the Board of Directors of the Borrower, authorizing the execution of this Amendment and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended hereby; and (vii) such other instruments and documents as are reasonably requested by the Administrative Agent.

                  3. Representations and Warranties and Covenants of the Borrower. The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms and (ii) as of the date hereof and giving effect to the terms of this Amendment, (x) there exists no Default or Unmatured Default and (y) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

                  4. Commitment Increase.

                  The parties hereto acknowledge that, as of the date hereof, no requests for increases of the Aggregate Commitment under Section 2.6.3 of the Credit Agreement have been made.

                  5. Reference to and Effect on the Credit Agreement.

                  (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. The Administrative Agent and the Lenders hereby reserve any and all rights which may now or hereafter exist in favor of the Administrative Agent and the Lenders under the Credit Agreement.

                  6.  GOVERNING  LAW.  THIS  AMENDMENT  SHALL  BE  CONSTRUED  IN
ACCORDANCE  WITH  AND  GOVERNED  BY  THE  INTERNAL  LAWS   (INCLUDING,   WITHOUT
LIMITATION, 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                          APPLEBEE'S INTERNATIONAL, INC., as the
                                          Borrower


                                        By /s/ Rebecca R. Tilden
                                          --------------------------------------
                                          Name:  Rebecca R. Tilden
                                          Title: Vice President

                                          JPMORGAN CHASE BANK, N.A., as the
                                          Administrative Agent, as Swing Line
                                          Lender, as LC Issuer and as a Lender


                                        By /s/ Christopher Cavaiani
                                          --------------------------------------
                                          Name:  Christopher Cavaiani
                                          Title: Vice President

                                          CITICORP LEASING, INC., as a Lender


                                        By /s/ David Carr
                                          --------------------------------------
                                          Name:  David Carr
                                          Title: Vice President

                                          BANK OF AMERICA, N.A. (successor by
                                          merger to Fleet National  Bank), as a
                                          Lender


                                        By /s/ Alexandra A. Burke
                                          --------------------------------------
                                          Name:  Alexandra A. Burke
                                          Title: Principal

                                          SUNTRUST BANK, as a Lender


                                        By /s/ Michael F. Lapresi
                                          --------------------------------------
                                          Name:  Michael F. Lapresi
                                          Title: Managing Director

                                          THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                          CHICAGO BRANCH, as a Lender


                                        By /s/ Tsuguyuki Umene
                                          --------------------------------------
                                          Name:  Tsuguyuki Umene
                                          Title: Deputy General Manager

                                          FIFTH THIRD BANK, as a Lender


                                        By /s/ Megan S. Heisel
                                          --------------------------------------
                                          Name:  Megan S. Heisel
                                          Title: Vice President

                                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                                          as a Lender


                                        By /s/ Thomas M. Harper
                                          --------------------------------------
                                          Name:  Thomas M. Harper
                                          Title: Senior Vice President

                                          WELLS FARGO BANK, N.A., as a Lender


                                        By /s/ Peter Martinets
                                          --------------------------------------
                                          Name:  Peter Martinets
                                          Title: Vice President


                                        By /s/ Steve Buehler
                                          --------------------------------------
                                          Name:  Steve Buehler
                                          Title: Vice President



                               COMMITMENT SCHEDULE



LENDER                                                                   COMMITMENT

JPMorgan Chase Bank, N.A.                                                $43,333,333.32

Bank of America, N.A. (successor by merger to Fleet National Bank)       $34,166,666.67

SunTrust Bank                                                            $34,166,666.67

Citicorp Leasing, Inc.                                                   $34,166,666.67

The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch                       $34,166,666.67

Wachovia Bank, National Association                                      $25,000,000.00

Wells Fargo Bank, N.A.                                                   $25,000,000.00

Fifth Third Bank                                                         $20,000,000.00

AGGREGATE COMMITMENT                                                     $250,000,000.00


                            CONSENT AND REAFFIRMATION

                          Dated as of October 26, 2005

                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the 5-Year Revolving Credit Agreement dated as of December 3, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Applebee's International, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and JPMorgan Chase Bank, N.A., in its individual capacity as a Lender and in its capacity as contractual representative of the Lenders (the "Administrative Agent"), which Amendment No. 2 is dated as of October 26, 2005 (the "Amendment"). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.



                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year first above written.

                            ACMC, INC.
                            AII SERVICES, INC.
                            ANNE ARUNDEL APPLE HOLDING CORPORATION
                            APPLE AMERICAN LIMITED PARTNERSHIP OF MINNESOTA APPLEBEE'S BEVERAGE, INC.
                            APPLEBEE'S NEIGHBORHOOD GRILL & BAR OF GEORGIA, INC. APPLEBEE'S NORTHEAST, INC.
                            APPLEBEE'S OF MICHIGAN, INC.
                            APPLEBEE'S OF MINNESOTA, INC.
                            APPLEBEE'S OF NEW MEXICO, INC.
                            APPLEBEE'S OF NEW YORK, INC.
                            APPLEBEE'S OF NEVADA, INC.
                            APPLEBEE'S OF PENNSYLVANIA, INC.
                            APPLEBEE'S OF TEXAS, INC.
                            APPLEBEE'S OF VIRGINIA, INC.
                            APPLEBEE'S UK, LLC
                            APPLE VERMONT RESTAURANTS, INC.
                            GOURMET SYSTEMS OF ARIZONA, INC.
                            GOURMET SYSTEMS OF CALIFORNIA, INC.
                            GOURMET SYSTEMS OF GEORGIA, INC.
                            GOURMET SYSTEMS, INC.
                            GOURMET SYSTEMS OF KANSAS, INC.
                            GOURMET SYSTEMS OF MINNESOTA, INC.
                            GOURMET SYSTEMS OF NEVADA, INC.
                            GOURMET SYSTEMS OF TENNESSEE, INC.
                            GOURMETWEST OF NEVADA, LIMITED LIABILITY COMPANY INNOVATIVE RESTAURANT CONCEPTS, INC.
                            IRC KANSAS, INC.
                            RB INTERNATIONAL, INC.
                            RIO BRAVO SERVICES, INC.
                            SUMMIT RESTAURANTS, INC.
                            AFSS, INC.
                            APPLEBEE'S MICHIGAN SERVICES, LLC
                            APPLEBEE'S OF CALVERT COUNTY, INC.
                            APPLEBEE'S OF MARYLAND, INC.
                            APPLEBEE'S OF ST. MARY'S COUNTY, INC.
                            NEIGHBORHOOD INSURANCE, INC.
                            GOURMET SYSTEMS OF BRAZIL, LLC
                            APPLEBEE'S BRAZIL, LLC
                            GOURMET SYSTEMS OF TEXAS, INC.
                            GOURMET SYSTEMS BEVERAGE, INC.
                            APPLEBEE'S INVESTMENTS, LLC


                            By: /s/ Rebecca R. Tilden
                               --------------------------------------
                               Name:  Rebecca R. Tilden
                               Title: Vice President/Authorized Agent